UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________________
FORM 8-K

 _______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported)
June 1, 2017

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RealPage, Inc.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-34846	75-2788861
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Lakeside Blvd. Richardson, Texas	75082
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (972) 820-3000

  _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

RealPage, Inc. (the “Company”) held its 2017 Annual Meeting of Stockholders on June 1, 2017. A total of 76,608,954 shares were represented in person or by proxy at the 2017 Annual Meeting and the Company’s stockholders took the following actions:

Proposal One: Election of Directors

Stockholders elected each of the three nominees for Class I director to serve for a term of three years to expire at the 2020 Annual Meeting of Stockholders based on the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Alfred R. Berkeley, III	71,527,132	1,412,254	3,669,568
Peter Gyenes	70,762,689	2,176,697	3,669,568
Charles F. Kane	71,876,058	1,063,328	3,669,568

Proposal Two: Ratification of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 based on the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
75,946,490	607,794	54,670	0

Proposal Three: Advisory Approval of Executive Compensation

Stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as set forth in the Company’s proxy statement for its 2017 Annual Meeting of Stockholders by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
70,858,653	2,016,730	64,003	3,669,568

Proposal Four: Advisory Approval of Frequency of Stockholder Vote on Executive Compensation

Stockholders voted as follows, on a non-binding, advisory basis, concerning the frequency of future stockholder advisory votes on our named executive officer compensation with a frequency period of one year receiving the most votes:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
36,568,212	3,742	36,237,815	129,617	3,669,568

The Company’s Board of Directors will consider the foregoing stockholder vote regarding the frequency of stockholder advisory votes on named executive officer compensation at a future Board meeting to determine when next the Company will hold an advisory vote regarding its named executive officer compensation, and will amend this Report on Form 8-K to disclose the result of such determination.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALPAGE, INC.

By:	/s/ David G. Monk
David G. Monk Executive Vice President, Chief Legal Officer and Secretary
Date: June 7, 2017